AMENDMENT NO. 4 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 4 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of December 11, 2023 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors” and collectively with the Borrower, the “Loan Parties”), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). WHEREAS, the Loan Parties, the Lenders, and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement dated as of March 4, 2022, as amended by an Amendment No. 1 thereto dated as of June 9, 2022, Amendment No. 2 thereto dated as of March 17, 2023, and Amendment No. 3 dated as of August 24, 2023, among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Loan Parties, the Administrative Agent and the Lenders wish to extend the Maturity Date of the Delayed Draw Term A Loan, revise one financial covenant, and make certain other changes to the Credit Agreement, and accordingly revise the Credit Agreement, as described herein; NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows: 1. Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby. 2. Amendment to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended to delete in their entirety clause (b) of the definition of “Alternative Currency Term Rate,” the table entitled “Applicable Rate” at the end of the first paragraph of the definition of “Applicable Rate” and the final paragraph of the definition of “Applicable Rate,” and the definitions of “Maturity Date,” “Net Cash Payments” and “Relevant Rate” and replace them with the following: “Alternative Currency Term Rate” means, for any day, with respect to any Credit Extension: … (b) denominated in Canadian dollars, the rate per annum equal to the forward- looking term rate based on CORRA (“Term CORRA”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “Term CORRA Rate”) on the Rate Determination Date with a term equivalent to such Interest Period plus the Term CORRA Adjustment for such Interest Period; “Applicable Rate” means … 135405890v.4

2 Applicable Rate Level Core Leverage Ratio Term SOFR & Letter of Credit Fee Base Rate Commitment Fee Revolving Loans Term Loan Revolving Loans Term Loan 1 Greater than 3.75 3.00% 3.00% 2.00% 2.00% 0.400% 2 Greater than 3.25 but less than or equal to 3.75 2.75% 2.75% 1.75% 1.75% 0.375% 3 Greater than 2.50 but less than or equal to 3.25 2.50% 2.50% 1.50% 1.50% 0.350% 4 Greater than 1.75 but less than or equal to 2.50 2.25% 2.25% 1.25% 1.25% 0.300% 5 Greater than 1.00 but less than or equal to 1.75 2.00% 2.00% 1.00% 1.00% 0.250% 6 Less than or equal to 1.00 1.75% 1.75% 0.75% 0.75% 0.250% … Notwithstanding anything to the contrary contained in this definition, (i) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (ii) the Applicable Rate shall be set at Pricing Level 1 from the Amendment No. 4 Effective Time until the first Business Day immediately following the date a Compliance Certificate is delivered to the Administrative Agent pursuant to Section 6.01(c) for the fiscal quarter ending March 31, 2024. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued. “Maturity Date” means (a) with respect to the Revolving Facility, March 4, 2025, (b) with respect to the Term A Facility, March 4, 2025, and (c) with respect to the Delayed Draw Term A Facility, April 15, 2024; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Net Cash Payments” means, (a) with respect to any Casualty Event, the aggregate amount of cash proceeds of insurance, condemnation awards and other compensation received by the Loan Parties in respect of such Casualty Event net of (i) reasonable expenses incurred by the Loan Parties in connection therewith and (ii) contractually required repayments of Indebtedness to the extent secured by a Lien on such property and (iii) any income and transfer taxes payable by the Loan Parties in respect of such Casualty Event;

3 (b) with respect to any Disposition, the aggregate amount of all cash payments received by the Loan Parties directly or indirectly in connection with such Disposition, whether at the time of such Disposition or after such Disposition under deferred payment arrangements or Investments entered into or received in connection with such Disposition, net of (i) the amount of any legal, title, transfer and recording tax expenses, commissions and other fees and expenses payable by the Loan Parties in connection therewith, (ii) any Federal, state and local income or other Taxes estimated to be payable by the Loan Parties as a result thereof, (iii) any repayments by the Loan Parties of Indebtedness to the extent that such Indebtedness is secured by a Lien on the property that is the subject of such Disposition and the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property, (iv) any repayments by the Loan Parties to minority stockholders if and to the extent permitted hereby, and (v) a reasonable reserve for retained liabilities; and (c) with respect to any incurrence of Indebtedness or issuance of Equity Interests, the aggregate amount of all cash proceeds received by the Loan Parties therefrom less all legal, underwriting, registration, marketing, filing and similar fees and expenses incurred in connection therewith; it being understood that “Net Cash Payments” shall include, without limitation, any cash or cash equivalents received upon the sale or other disposition of any non-cash consideration received by such Loan Party or any Subsidiary in any Disposition, incurrence of Indebtedness, or issuance of Equity Interests. “Relevant Rate” means with respect to any Credit Extension denominated in (a) Dollars, Term SOFR, (b) Sterling, SONIA, (c) Euros, EURIBOR, and (d) Canadian Dollars, the Term CORRA Rate, as applicable. (b) Section 1.01 of the Credit Agreement is hereby further amended to insert the following new definitions in alphabetical order: “Amendment No. 4” means Amendment No. 4 to Fifth Amended and Restated Credit Agreement dated as of December 11, 2023, among the Borrower, the Guarantors, the Lenders and the Administrative Agent. “Amendment No. 4 Effective Time” means the first Business Day on which each of the conditions of the effectiveness of Amendment No. 4 pursuant to Section 6 thereof has been satisfied. “CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator). “Term CORRA Adjustment” means (i) 0.29547% (29.547 basis points) for an Interest Period of one-month’s duration and 0.32138% (32.138 basis points) for an Interest Period of three-months’ duration. (c) Section 2.05(b)(ii) is hereby amended to replace the term “Net Cash Proceeds: in the fourth line thereof with the term “Net Cash Payments.”

4 (d) Section 2.07 of the Credit Agreement is hereby amended by deleting paragraph (a) in its entirety and replacing it with the following: (a) Term Loans. The Borrower shall repay to the Term Lenders the aggregate principal amount of all Term A Loans outstanding in quarterly principal installments on the last Business Day of each quarter commencing March 31, 2024, in the amount of $1,250,000, and shall pay (I) $10,000,000 of the aggregate principal amount of all Delayed Draw Term A Loans on or before January 31, 2024, (II) an additional $10,000,000 of the aggregate principal amount of the Delayed Draw Term A Loans on or before February 29, 2024, (III) an additional $10,000,000 of the aggregate principal amount of the Delayed Draw Term A Loans on or before March 31, 2024, and (IV) the balance of the outstanding principal amount of all Delayed Draw Term A Loans on April 15, 20241 (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 8.02; provided, however, that (i) the final principal repayment installment of the Term A Loans shall be repaid on the Maturity Date for the Term A Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term A Loans outstanding on such date, (ii) if any principal repayment installment to be made by the Borrower (other than principal repayment installments on Term SOFR Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on a Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day. (e) Section 2.09 of the Credit Agreement is hereby amended by inserting immediately following clause (ii) of paragraph (b) the following clause (iii) as follows: (iii) The Borrower shall pay to each Term Lender on each of January 31, 2024, February 29, 2024, and March 31, 2024, a fee equal to 0.125% of the outstanding principal balance of such Lender’s Delayed Draw Term A Loan as of each of January 31, 2024, February 29, 2024, and March 31, 2024, respectively. (f) Article VI of the Credit Agreement is hereby amended by inserting the following new Section 6.16 immediately after Section 6.15: 6.16 SoCal Contract; Additional Junior Capital to Prepay Loans; Liquidity Forecast (a) If the Borrower does not achieve Substantial Completion of the Cathode site project under the SoCal Contract, as defined therein, on or before January 31, 2024, the 1 Note: The payment of $25,000,000 aggregate principal amount of the Delayed Draw Term A Loans, as provided in Section 6(c) of this Amendment, is a condition of the effectiveness of this Amendment.

5 Borrower shall promptly use commercially reasonable efforts to raise and close on (no later, assuming normal market conditions, than April 15, 2024) a minimum of $100,000,000 from the issuance of Equity Interests or Subordinated Indebtedness of the Borrower, the Net Cash Payments of which shall be applied immediately upon receipt (i) to prepay the unpaid principal balance of the Delayed Draw Term A Loan and (ii) the balance to reduce the Revolving Loan; provided that, Borrower will not be required to seek or close the financing described in this paragraph if, after repayment in full of the Delayed Draw Term A Loan, the Borrower demonstrates (on a onetime basis) on or before February 29, 2024, to the reasonable satisfaction of the Administrative Agent minimum liquidity of $75,000,000, comprising cash and cash equivalents and immediately available capacity under the Revolving Loan.. (b) Until the Delayed Draw Term A Facility has been paid in full, the Borrower shall provide to the Administrative Agent a weekly update to its liquidity forecast in the form previously provided to the Administrative Agent or in such other form as is reasonably satisfactory to the Administrative Agent. (g) Section 7.04(c)(xiii) is hereby amended to replace the term “Net Cash Proceeds” in the first line thereof with the term “Net Cash Payments.” (h) Section 7.10 of the Credit Agreement is hereby amended by deleting paragraph (a) in its entirety and replacing it with the following: (a) Total Funded Debt to EBITDA Ratio. The Loan Parties shall not permit the Core Leverage Ratio as of the end of each fiscal quarter (i) ending on December 31, 2023 to exceed 3.75 to 1.00, and (ii) for any quarter ending thereafter, to exceed 3.50 to 1.00. (i) Section 8.01 is hereby amended by deleting paragraph (c) in its entirety and replacing it with the following: (c) the Loan Parties (i) shall fail to observe or perform any covenant, condition or agreement contained in Sections 6.01(a), (b), (c) or (d), 6.02(a), 6.05, 6.06, 6.08, 6.09, 6.10, 6.16 or in Article VII (it being expressly acknowledged and agreed that any Event of Default resulting from the failure of the Loan Parties at any measurement date to satisfy any financial covenant set forth in Section 7.10 shall not be deemed to be “cured” or remedied by the Loan Parties’ satisfaction of such financial covenant at any subsequent measurement date) or (ii) shall fail to observe or perform any other covenant, condition or agreement contained in Sections 6.03, 6.04, 6.07, 6.11, 6.12 or 6.13 and such failure described in this clause (ii) shall continue unremedied for a period of 30 days after the earlier of (x) actual knowledge by an officer of any Loan Party or (y) notice thereof from the Administrative Agent (given at the request of any Lender) to the Loan Parties; 3. Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liabilities of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the

6 limitation set forth in Section 10.01 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article X of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect. 4. Confirmation of Security Interests. Each Loan Party hereby confirms and agrees that all indebtedness, obligations and liabilities of the Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to the Security Agreement. The Loan Parties hereby ratify and confirm the terms and provisions of the Security Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect. 5. No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Administrative Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment. 6. Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Administrative Agent of all of the following: (a) counterparts of this Amendment duly executed by the Loan Parties, the Administrative Agent and all the Lenders or written evidence reasonably satisfactory to the Administrative Agent that such parties have signed a counterpart of this Amendment; (b) such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment or the other Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent;

7 (c) payment by the Borrower to the Term Lenders of $25,000,000 of the aggregate principal amount of the Delayed Draw Term A Loans; and (d) payment by the Borrower to each Term Lender of a fee equal to 0.25% of the outstanding principal balance of such Lender’s Delayed Draw Term A Loan, net of the amount paid at the closing of this Amendment. 7. Miscellaneous. (a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (in .pdf format) will be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of a Person without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. (c) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby. [Signature Pages Follow]

[Signature Page to Amendment No. 4 to Fifth Amended and Restated Ameresco Credit Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Amendment, which shall be deemed to be a sealed instrument as of the date first above written. BORROWER AMERESCO, INC. By: /s/ Spencer Doran Hole______________ Spencer Doran Hole Treasurer, Executive Vice President and Chief Financial Officer GUARANTORS AMERESCO FEDERAL SOLUTIONS, INC. AMERESCO PLANERGY HOUSING, INC. AMERESCO SELECT, INC. AMERESCOSOLUTIONS, INC. APPLIED ENERGY GROUP INC. JUICE TECHNOLOGIES, INC. SIERRA ENERGY COMPANY By: /s/ Spencer Doran Hole______________ Spencer Doran Hole Vice President and Treasurer AMERESCO SOUTHWEST, INC. By: /s/ Spencer Doran Hole______________ Spencer Doran Hole Vice President and Treasurer E.THREE CUSTOM ENERGY SOLUTIONS, LLC, By: Sierra Energy Company, its sole member By: /s/ Spencer Doran Hole______________ Spencer Doran Hole Vice President and Treasurer

[Signature Page to Amendment No. 4 to Fifth Amended and Restated Ameresco Credit Agreement] AMERESCO ASSET SUSTAINABILITY GROUP LLC AMERESCO CT LLC AMERESCO DELAWARE ENERGY LLC AMERESCO EVANSVILLE, LLC AMERESCO HAWAII LLC AMERESCO INTELLIGENT SYSTEMS, LLC AMERESCO LFG HOLDINGS LLC AMERESCO NAVY YARD PEAKER LLC AMERESCO PALMETTO LLC AMERESCO SOLAR, LLC AMERESCO SOLAR NEWBURYPORT LLC AMERESCO STAFFORD LLC SELDERA LLC SOLUTIONS HOLDINGS, LLC By: Ameresco, Inc., its sole member By: /s/ Spencer Doran Hole______________ Spencer Doran Hole Treasurer, Executive Vice President and Chief Financial Officer AMERESCO SOLAR – PRODUCTS LLC AMERESCO SOLAR – SOLUTIONS LLC AMERESCO SOLAR – TECHNOLOGIES LLC By: Ameresco Solar LLC, its sole member By: Ameresco, Inc., its sole member By: /s/ Spencer Doran Hole______________ Spencer Doran Hole Treasurer, Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 4 to Fifth Amended and Restated Ameresco Credit Agreement] ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A. By: _ /s/ Henry Pennell_____________________________ Name: Henry Pennell Title: Vice President LENDER: BANK OF AMERICA, N.A. By: /s/ John F. Lynch_____________________________ Name: John F. Lynch Title: Senior Vice President LENDER FIFTH THIRD BANK, NATIONAL ASSOCIATION By:/s/ Robert V. Botschka Name: Robert V. Botschka Title: Managing Director LENDER KEYBANK NATIONAL ASSOCIATION By:/s/ Renee M. Bonnell Name: Renee M. Bonnell Title: Senior Vice President

[Signature Page to Amendment No. 4 to Fifth Amended and Restated Ameresco Credit Agreement] LENDER WEBSTER BANK, N.A. By: :/s/ Samuel Pepe Samuel Pepe Title: Managing Director LENDER M&T BANK, successor by merger to PEOPLE’S UNITED BANK, N.A. By: /s/ Kathryn Williams Name: Kathryn Williams Title: SVP